UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2019

EMERALD BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

130 North Marina Drive, Long Beach, CA 90803

(Address of principal executive offices)

(949) 336-3443

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Stockholder Advisory Votes on Executive Compensation

On October 10, 2019, the holder of a majority of the voting power of the outstanding capital stock of Emerald Bioscience, Inc., a Nevada corporation (the “Company”), took action by written consent in lieu of a special meeting of the stockholders to vote in favor of (i) an advisory vote to approve the compensation of the Company’s executive officers (“Say-on-Pay”), and (ii) an advisory vote on the frequency of future Say-on-Pay votes (collectively, the “Advisory Votes”). The Advisory Votes approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as reflected in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commissions (the “SEC”) on March 14, 2019, and recommended, on a non-binding advisory basis, that future Say-on-Pay votes be held once every three years.

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), the Company must provide its stockholders with the opportunity every three years to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers. The holder of 73,153,917 shares of the Company’s common stock, constituting approximately 54.6% of the issued and outstanding common stock of the Company, voted in favor of the Advisory Votes on October 10, 2019 in accordance with the requirements of the Dodd-Frank Act and Section 14A of the Exchange Act.

The Company filed a Definitive Information Statement (the “Information Statement”) with the SEC and mailed copies of the Information Statement to its stockholders of record on October 30, 2019. The Advisory Votes went effective on November 19, 2019 in accordance with Rule 14c-2 promulgated under the Exchange Act.

Based on these results, the Company’s Board of Directors has approved the compensation of the Company’s executive officers, as disclosed in the Company’s Annual Report on Form 10-K filed on March 14, 2019, and has determined that the Company will conduct future Say-on-Pay votes regarding the compensation to be paid to the Company’s named executive officers once every three years.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD BIOSCIENCE, INC.

Dated: November 20, 2019	/s/ Dr. Brian Murphy
Dr. Brian Murphy
Chief Executive Officer

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